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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: AUGUST 1, 2000
                        (DATE OF EARLIEST EVENT REPORTED)

                         Commission File Number 1-11422

                        SOUTHWESTERN LIFE HOLDINGS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            Delaware                               13-3543540
(STATE OR OTHER JURISDICTION OF
 INCORPORATION OR ORGANIZATION)       (I.R.S. EMPLOYER IDENTIFICATION NO.)

       717 North Harwood Street                       75201
            DALLAS, TEXAS                           (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       Registrant's telephone number, including area code: (214) 954-7111










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ITEM 5.           OTHER EVENTS

         Steve R. Johnson resigned from his positions as a Director, President and Chief Operating Officer of the Company effective as of August 1, 2000, in order to pursue other interests. In connection with his resignation, the Company entered into a Separation Agreement with Mr. Johnson providing that he will receive certain severance benefits, which include continuation of base salary for a period of six (6) months from and after termination of employment, in exchange for certain commitments regarding future activities. Bernard Rapoport, current Chairman and Chief Executive Officer of the Company, will assume the position of President of the Company.

         The description of the Separation Agreement above does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, which is filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  10.1     Separation Agreement dated as of August 1, 2000.

                  99.1     Press Release dated August 7, 2000



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     SOUTHWESTERN LIFE HOLDINGS, INC.



                                     BY:/S/JAMES L. YOUNG
                                        -----------------------------
                                        James L. Young
                                        Vice President and General Counsel

Date: August 7, 2000



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                                                                    EXHIBIT 10.1

                              SEPARATION AGREEMENT

THIS SEPARATION AGREEMENT (the "Separation Agreement") is made and entered into as of the 1st day of August, 2000, by and between Steve R. Johnson (the
"Executive"), a resident of Dallas County, Texas, and Southwestern Life Holdings, Inc. (the "Company"), a Delaware corporation the principal executive offices of which are located in Dallas County, Texas.

                                   WITNESSETH:

WHEREAS, the Executive has served as President and Chief Operating Officer of the Company and its affiliates and subsidiaries pursuant to that certain Employment Agreement effective as of June 13, 2000 by and between the Executive and the Company (the "Employment Agreement");

WHEREAS, the Executive has also served as a Director of the Company and its affiliates and subsidiaries;

WHEREAS, the Executive has elected to resign from all of his positions, offices and employment with the Company and its affiliates and subsidiaries;

WHEREAS, the Company has elected to accept the resignation of the Executive from all of his positions, offices and employment with the Company and its affiliates and subsidiaries; and

WHEREAS, the Executive and the Company have reached agreement on the terms and conditions upon which the Executive's resignation will be tendered and accepted;

NOW, THEREFORE, in consideration of the premises and the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Executive and the Company, intending to be legally bound hereby, agree as follows:

1. RESIGNATION. The Executive hereby resigns from (i) his position as a member of the Company's Board of Directors, (ii) his office and employment as the Company's President and Chief Operating Officer, and (iii) all other positions, offices and employment with the Company and its affiliates and subsidiaries (including, without limitation, all positions as a Director of the Company's affiliates and subsidiaries). All such resignations shall be hereinafter collectively referred to as the "Resignation". The Resignation shall be effective as of August 1, 2000 (the "Resignation Date"). The Company hereby accepts the Resignation and relieves the Executive of all of his duties effective on and as of the Resignation Date. The Executive shall execute and deliver to the Company, and the Company shall accept, a letter advising of the Resignation in form substantially identical to the form of letter attached to and incorporated within this Separation Agreement as Exhibit "A".

2. CERTAIN CONSEQUENCES OF RESIGNATION. The Executive and the Company stipulate and agree that the Resignation is tendered voluntarily by the Executive pursuant to article II, section 8(a) of the Employment Agreement. Notwithstanding any provision to the contrary contained in the Employment Agreement, as a result of tendering the Resignation the Executive:

          (a) shall be entitled to receive the Basic Salary (as defined in the Employment Agreement) set forth in article II, section 3(a) of the Employment Agreement through and including August 15, 2000 (the "Payroll Termination Date"), after which date the Executive shall have no further right to receive any form of salary, bonus, stock, stock option or other fixed or contingent compensation from the Company except as expressly provided in this Separation Agreement;

          (b) shall retain any and all rights and interest existing as of the Payroll Termination Date in, to and under 401(k), pension, profit sharing, medical insurance, life insurance, vacation and other employee benefit

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               plans  (collectively,  the  "Benefit  Plans")  maintained  by the
               Company in which the Executive was participating or by which the Executive was covered on and as of the Resignation Date, to the extent of and subject to the express provisions of any and all
               such  Benefit  Plans  and  applicable  law,  including,   without
               limitation, provisions concerning termination of any or all such rights or interest as a result of termination of employment with the Company, provided that (i) the Executive shall be entitled to remain covered under the Company's existing medical insurance employee benefit plan for six (6) consecutive months from and
               after  the  Payroll   Termination  Date  without  regard  to  any
               provision to the contrary contained in such plan and (ii) the Executive shall be entitled to receive payment from the Company for six (6) weeks of accrued but unused vacation time under the Company's existing vacation employee benefit plan without regard to any provision to the contrary contained in such plan;

          (c) shall be vested on and as of the Payroll Termination Date in one hundred percent (100%) of the Option Shares (as defined in the Employment Agreement) pursuant to article I, section 2(c) of the Employment Agreement as if the Executive's employment with the Company had been terminated without good cause effective as of the Payroll Termination Date, provided that all terms, conditions, limitations, restrictions and requirements contained in the Employment Agreement relating to the Executive's right to acquire the Option Shares pursuant to the Employment Agreement, including, without limitation, the limitations on exercise and the expiration and termination provisions contained in article I, section 2(d) of the Employment Agreement, shall apply to the Executive's right to obtain the Option Shares as if the Executive's employment with the Company had been terminated without good cause effective as of the Payroll Termination Date;

          (d)  shall be  entitled  to receive  the  considerations  set forth in article II, section 8(c) of the Employment Agreement as if the Executive's employment with the Company had been terminated by the Company without good cause effective as of the Payroll Termination Date; and

          (e) shall comply with and be and remain subject to the requirements of section 10, section 11 and section 12 of article II of the Employment Agreement, which the Executive and the Company intend shall remain in full force and effect notwithstanding the
               Resignation, provided that the period of time following termination of employment with the Company during which the Executive is prohibited from engaging in certain activities and behaviors pursuant to article II, section 11(b) of the Employment Agreement is hereby extended from six (6) months to twelve (12) months from and after the Resignation Date.

3. ADDITIONAL COVENANT. The Executive agrees that, in addition to and not in lieu of complying with the requirements of section 10 and section 11 of article II of the Employment Agreement as provided in section 2 of this Separation Agreement, for a period of twelve (12) consecutive months from and after the Resignation Date he will not, directly or indirectly, and will not request or permit any other party acting directly or indirectly in his behalf to, without first obtaining the Company's written consent, solicit, recruit, induce or otherwise encourage in any manner any person currently appointed to represent any insurance company affiliate or subsidiary of the Company to cease, reduce, redirect, limit or otherwise restrict in any manner the submission of applications for insurance coverage to such insurance company affiliate or subsidiary or to any other insurance company affiliate or subsidiary of the Company.

4. SPECIFIC PERFORMANCE. The Executive stipulates and agrees that damages at law will be an insufficient and inadequate remedy to the Company if the Executive violates the terms of section 10 or section 11 of article II of the Employment Agreement or section 2 or section 3 of this Separation Agreement and that the Company will suffer irreparable harm and damage as a result of any such violation. Accordingly, the Executive stipulates and agrees that, upon application to a court of competent jurisdiction and without posting any form of bond or other security, the Company shall be entitled to obtain injunctive or other equitable relief to enforce the provisions of any or all of section 10 or section 11 of article II of the Employment Agreement or section 2 or section 3 of this Separation Agreement, which relief shall be awarded in addition to and not in lieu of any and all other rights and remedies available to the Company of any type, nature or description. The Executive agrees to pay to the Company all costs

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     and  expenses  incurred  by the  Company  relating  to  enforcement  of the provisions of any or all of section 10 or section 11 of article II of the Employment Agreement or section 2 or section 3 of this Separation Agreement, including, without limitation, reasonable fees and disbursements of counsel, court costs, alternative dispute resolution costs and costs of settlement (both at or in connection with trial and at or in connection with appellate proceedings).

5. RELEASE. The Executive hereby releases and holds harmless the Company from any and all liabilities, obligations, claims, demands, charges and damages based upon, relating to or arising out of any federal, state or local laws regarding discrimination in employment based on race, gender, religion, national origin, age or disability; provided, however, that the Executive does not release or hold harmless the Company from any liability or obligation arising pursuant to the express terms of this Separation Agreement or pursuant to the express terms of any of the Benefit Plans.

6. AMENDMENTS; WAIVERS. This Separation Agreement may not be amended or modified, and no provision contained herein may be waived, except as evidenced by a written instrument executed and delivered by both the Executive and the Company in the case of an amendment or modification and by the party waiving in the case of a waiver. The waiver by the Company of a breach of any of the provisions of this Separation Agreement by the Executive shall not be construed as a waiver of any subsequent breach by the Executive of the same or any other provision of this Separation Agreement.

7. BINDING EFFECT; ASSIGNMENT. The respective rights and obligations of the Executive and the Company under this Separation Agreement shall inure to the benefit of and shall be binding upon the respective estates, heirs, beneficiaries, executors, administrators, legal representatives, successors and permitted assigns of the Executive and the Company. The rights and obligations of the Executive under this Separation Agreement may not be sold, assigned, transferred, pledged, hypothecated or delegated in any manner without the Company's prior written consent, and any such sale, assignment, transfer, pledge, hypothecation or delegation attempted without the prior written consent of the Company shall be void and of no effect.

8. ENTIRE AGREEMENT. This Separation Agreement and the Employment Agreement together constitute and contain the entire agreement and understanding between the Executive and the Company concerning the matters addressed herein and supersede all prior agreements and understandings, whether oral or written, with respect to the subject matter hereof.

9. CHOICE OF LAW; VENUE; SERVICE OF PROCESS. THIS SEPARATION AGREEMENT SHALL BE INTERPRETED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF THE STATE OF TEXAS, WITHOUT APPLICATION OF OR REGARD TO ANY PROVISION OF TEXAS LAW OR THE LAW OF ANY OTHER STATE OR JURISDICTION WHICH WOULD OR COULD SUBJECT THIS SEPARATION AGREEMENT TO THE LAW OF ANY OTHER STATE OR JURISDICTION. THE EXCLUSIVE VENUE FOR ANY ACTION, SUIT OR OTHER LEGAL PROCEEDING BASED UPON, RELATING TO OR ARISING OUT OF THIS SEPARATION AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION LOCATED IN DALLAS COUNTY, TEXAS. Legal notice or process given or issued in connection with any action, suit or other legal proceeding based upon, relating to or arising out of this Separation Agreement may be delivered to either the Executive or the Company in the manner specified in section 12 of this Separation Agreement, and such delivery shall be and constitute valid, lawful and binding delivery of notice or service of process on either the Executive or the Company, as the case may be, without the necessity for delivery of notice or service of process by any other means provided by statute or rule.

10. HEADINGS. The headings used to identify the various sections of this Separation Agreement are inserted for convenience of reference only and shall not affect the meaning, construction or interpretation of this Separation Agreement.

11. VALIDITY AND ENFORCEABILITY. Any provision or portion thereof contained in this Separation Agreement which is determined by a court of competent jurisdiction to be invalid or unenforceable shall be ineffective to the extent, but only to the extent, of such invalidity or unenforceability and the remainder of this Separation Agreement shall be and remain valid, binding and enforceable in all respects as if such invalid or unenforceable provision or portion thereof had not been contained herein or therein. In particular, the parties agree that, wherever possible, any and all provisions contained in this Separation Agreement shall be construed in favor

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     of the validity,  binding  nature and  enforceability  of same and that any court considering the validity, binding nature or enforceability of any provision or portion thereof contained in this Separation Agreement (including, without limitation, consideration of reasonableness of time and geographic scope of restrictions on the Executive's conduct and activities imposed by covenants contained herein) shall have the power to and shall modify and enforce such provision or portion thereof in any manner that such court deems to be consistent with applicable law and necessary in order to preserve the validity, binding nature and enforceability of such provision or portion thereof.

12. NOTICE. All notices required or permitted under this Separation Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered, when transmitted if transmitted by telecopier or other electronic transmission method, one (1) working day after being sent if sent by recognized expedited delivery service, and five
     (5) days after being sent if sent by United States first class certified mail, return receipt requested and postage prepaid. In each case any such notice shall be directed to the party to receive same at the address set forth below or at such other address as such party may specify by notice delivered in the manner set forth in this section 12:

         Company:          Southwestern Life Holdings, Inc.
                           Attention: Chairman of the Board or General Counsel 717 North Harwood

                           Dallas, Texas  75201
                           Telecopier: 214/954-7906

         Executive:        Steve R. Johnson
                           The Park at Turtle Creek
                           3355 Blackburn, #4405
                           Dallas, Texas  75204
                           Telecopier:  _________________

13. SUPREMACY OF INSTRUMENT. This Separation Agreement shall amend, modify, govern and control the Employment Agreement as and to the extent that this Separation Agreement conflicts or is inconsistent with the Employment Agreement.

14. MULTIPLE COUNTERPARTS; EXECUTION AND DELIVERY BY TELECOPIER. This Separation Agreement may be executed and delivered in any number of identical counterparts, each of which shall constitute an original but all of which together shall constitute one and the same instrument. This Separation Agreement may be executed and delivered by facsimile transmission directed to the telecopier numbers of the respective parties to this Separation Agreement set forth in section 12 hereof or otherwise designated in accordance with such section, and each party to this Separation Agreement may rely upon execution and delivery of this Separation Agreement accomplished by facsimile transmission in accordance with this section 14 to the same extent as if this Separation Agreement had been executed and physically delivered.

15. OPPORTUNITY TO CONSULT WITH COUNSEL. The Executive hereby represents and acknowledges to the Company that the Executive has been afforded a full and fair opportunity to consult with legal counsel of his choosing concerning the Resignation, his rights under the Employment Agreement, the meaning and effect of this Separation Agreement and such other matters as he and such legal counsel, if any, may have deemed relevant. Further, the Executive hereby represents and acknowledges to the Company that the Executive and his legal counsel, if any, have been afforded a full and fair opportunity to participate in the negotiation, drafting and revision of this Separation Agreement. Finally, the Executive hereby represents and warrants to the Company that the Executive has tendered the Resignation and has entered into this Separation Agreement freely and voluntarily, has relied solely upon himself and the advice of his legal counsel, if any, in such regard and has not relied upon any inducement or representation of or on behalf of the Company other than those inducements or representations of the Company, if any, expressly set forth in this Separation Agreement.


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IN WITNESS  WHEREOF,  the Executive and the Company have caused this  Separation
Agreement to be duly executed and delivered, in the case of the Company by an officer of the Company thereunto duly authorized, to be effective as of the date first written above.

EXECUTIVE:

/s/Steve R. Johnson
-----------------------------
Steve R. Johnson

COMPANY:

SOUTHWESTERN LIFE HOLDINGS, INC.



By:/s/Bernard Rapoport
   ---------------------------
      Bernard Rapoport
      Chairman & Chief Executive Officer

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         EXHIBIT "A" TO SEPARATION AGREEMENT DATED AS OF AUGUST 1, 2000

                           FORM OF RESIGNATION LETTER















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Southwestern Life                                     c/o Southwestern Financial
Holdings, Inc.                                               Service Corporation
                                                        717 North Harwood Street
                                                        Dallas, Texas 75201-6538

August 7, 2000

Mr. Bernard Rapoport
Chairman of the Board of Directors
Southwestern Life Holdings, Inc.
c/o Southwestern Financial Services Corporation
717 N. Harwood Street

Dallas, Texas 75201

RE:  Resignation from Director and Officer Positions

Dear Mr. Rapoport:

This will confirm that, on and as of August 1, 2000, I resigned from my position as a member of the Southwestern Life Holdings, Inc. ("Company") Board of Directors, from my office as the Company's President and Chief Operating Officer and from any and all other positions and offices I held with the Company. I also resigned, on and as of August 1, 2000, from any and all director, officer and other positions I held with any of the Company's affiliates and subsidiaries, including, but not limited to: Southwestern Financial Services Corporation, Southwestern Life Insurance Company, Pacific Life and Accident Insurance Company, K.B. Management, L.L.C., Marketing One Financial Corporation, Alliance Resources, Inc., BGFRTS, L.C., GSSW Limited Partnership, GSSW-REO Ownership Corporation, I.C.H. Funding Corp., K.B. Investment, L.L.C., Marketing One, Inc., Marketing One of Alabama, Inc., Marketing One Securities, Inc., PennCorp Financial Services, Inc., PennCorp Occidental Corporation, Premier One, Inc., Quail Creek Recreation, Inc., Quail Creek Homes, Inc., ROP Financial Group, Inc., ROP, Inc., Saddlecreek Enterprises, L.L.C., and SW Houston Hotel, Ltd.

Sincerely,


/s/Steve R. Johnson
Steve R. Johnson

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                                                                    EXHIBIT 99.1

Monday, August 7, 2000

(Dallas) - Steve R. Johnson has resigned from his position as President of Southwestern Life Holdings, Inc. ("SWLH"). His office will be assumed by Bernard Rapoport, current Chairman and Chief Executive Officer of the company. In connection with these changes, Jana Sappenfield is being appointed to the position of Executive Vice President and Chief Operating Officer.

Mr. Johnson intends to pursue formation of an insurance marketing company.



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